                                                                   EXHIBIT 23.02

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the reference to our firm under the caption 'Experts' and to the use of our report dated November 3, 1999, included in the Registration Statement (Form S-1) and related Prospectus of Intersil Holding Corporation dated January 21, 2000.

                                          /s/ Ernst & Young LLP

Jacksonville, FL
January 21, 2000